UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 13, 2008

DYAX CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square

Cambridge, MA  02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 225-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2008, the Compensation Committee of the Board of Directors of Dyax Corp. determined the base salaries of Dyax’s principal executive officer, principal financial officer and the three other most highly compensated executive officers, also known as the named executive officers, and their target bonus potential for 2008 expressed as a percentage of their respective base salaries.  This bonus potential can be exceeded by up to 20% of the target for exceptional performance.

The 2008 base salaries and target bonuses for Dyax’s named executive officers are listed in Exhibit 10.1 and are incorporated herein by this reference.

Item 9.01.              Financial Statements and Exhibits.

                (d)           Exhibits.

                                                10.1         2008 base salaries and target bonuses for Dyax’s named executive officers.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: February 20, 2008	By:	/s/ Ivana Magovcevic-Liebisch
Ivana Magovcevic-Liebisch
General Counsel and
Executive Vice President of
Administration

EXHIBIT INDEX

Exhibit

   No.                       Description

10.1                                           2008 base salaries and target bonuses for Dyax’s named executive officers.